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Exhibit 23-b

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement No. 333-91972 of ADC Telecommunications, Inc. on Form S-1 of our report dated August 11, 2004, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Parsippany, New Jersey
January 19, 2005

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  Exhibit 23-b
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM